UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported 5/24/2005)

                          Med Gen Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

           Nevada                   000-29171            65-0703559
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(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)         Identification No.)


     7284 West Palmetto Park Road, Suite #207, Boca Raton, FL  33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address, if changed since last report)

                     All Correspondence to:
                       Paul B Kravitz CEO
                       C/O Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433



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Item 8.01  Other Events.

	On May 23rd, 2005 the Company filed an amended SB-2 Registration Statement covering the issuance of up to 206,428,728 shares of common stock. The Company has extended its proxy date to June 23rd, 2005 so that all shareholders of record can review the filing and then vote on the amendment to increase the authorized capital from 50,000,000 to 250,000,000. A copy of the Amended Registration Statement will be mailed to shareholders of record pursuant to the terms of the Definitive Proxy which is already on file with the S.E.C.



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                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Med Gen Inc.
Date: May 24, 2005
                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer



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